Exhibit 99.1

Marchex Announces Second Quarter 2013 Results

Call-Driven Revenue Growth Accelerates to 23% Year-over-Year and 9% Sequentially, Driving Increased Annual Guidance

SEATTLE — (BUSINESS WIRE) — August 6, 2013 — Marchex, Inc. (NASDAQ:MCHX), a leader in mobile performance advertising, today announced its financial results for the second quarter ended June 30, 2013.

“Our strong second quarter reflects the growing demand for Call Advertising products that deliver what businesses want most: exposure to mobile consumers and transparency on ad campaign performance,” said Russell Horowitz, Chief Executive Officer and Chairman of Marchex. “Advertisers spend billions each year on campaigns that get mobile consumers to call and they want the returns to show for it. We will continue to invest in solutions that drive this momentum and position us well for long-term growth.”

Q2 2013 Financial Highlights:

•	Revenue was $39.0 million for the second quarter of 2013, compared to $34.0 million for the same period in 2012.

•

GAAP net loss applicable to common stockholders was $354,000 for the second quarter of 2013 or $0.01 per diluted share. This compares to a GAAP net income applicable to common stockholders of $330,000 or $0.01 per diluted share for the same period in 2012. The second quarter 2013 results included non-cash stock-based compensation expense of $2.6 million, compared to non-cash stock-based compensation expense of $4.8 million for the same period in 2012.

•	Adjusted non-GAAP EPS[1] for the second quarter of 2013 was $0.04, compared to $0.06 for the same period in 2012.

•	Adjusted OIBA[1] was $2.2 million for the second quarter of 2013, compared to $3.7 million for the same period in 2012.

•	Adjusted EBITDA[1] was $3.2 million for the second quarter of 2013, compared to $4.6 million for the same period in 2012.

[1]

Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Marchex Q2 and Recent Call-Driven Business Highlights:

•	Revenue. Call-driven and other related revenue was $33.9 million for the second quarter of 2013 – a 23 percent increase compared to $27.5 million for the second quarter of 2012.

•	Products. For Publishers, we rolled out upgrades to our mobile and call advertising network technology. These enhancements include:

•

Performance-based monetization. This means high-quality publishers – those that deliver outcomes like call conversions – get paid based on measurable, data-driven results. In turn, these publishers yield more through Marchex’s Pay For Call ads than through integrations with other types of advertising, such as display or click.

•	Further integration of our proprietary Call Analytics technology to determine and score publisher quality.

•	Updates to our proprietary Clean Call technology to detect and block spam and prevent fraudulent calls to advertisers.

•	Updated APIs to streamline partner integration.

•

For Advertisers, we launched a new solution designed to optimize campaign performance for businesses with local branches. These advertisers have traditionally run marketing campaigns through separate national and local initiatives, but that has created widespread inefficiencies. Early customer data shows our solution helps drive brand consistency and greater customer conversions at the local level.

•

Customers and Partners. We added 5 new publisher partners to our call advertising network and more than 20 new national and local reseller customers across several categories, including Financial Services, Home Services and Travel.

Archeo Q2 Highlights and Transaction Update:

•	Archeo, Inc. (“Archeo”), a division of Marchex, includes non-call driven assets, which consist of domain assets and a pay-per-click advertising marketplace.

•	Archeo revenue was $5.1 million for the second quarter of 2013.

•	During the second quarter of 2013, Archeo sold a total of 70 domains that yielded $1.3 million.

•

Archeo Transaction Update. In July, certain pay-per-click assets were sold for proceeds totaling up to $2.6 million as part of a transaction to focus Archeo’s business on creating a premium domain marketplace. Those assets contributed $1.4 million in revenue and close to $100,000 in adjusted EBITDA in the second quarter and were on pace to contribute a projected $3 million in revenue and $200,000 in adjusted EBITDA for the remainder of 2013. Marchex estimates the full year impact for 2013 to be $6 million in revenue and $300,000 in EBITDA. Going forward, we anticipate this sale will be presented in our financial results as discontinued operations.

•

As a result of this sale, and Marchex’s need to update and refile the Form 10 for Archeo, it is currently anticipated the spinoff will occur not earlier than the fourth quarter of 2013. During this time, Marchex will continue to review the strategic pieces of Archeo’s revised profile to optimize its value for shareholders.

Marchex Guidance

The following forward-looking statements reflect Marchex’s expectations as of August 6, 2013. Marchex anticipates providing updates in the event of completion of the spin-off.

Financial guidance for the fiscal year ending December 31, 2013:

Revenue:

$145-$148 million, with Call-Driven revenue of $132-$134 million;

$151-$154 million on an adjusted comparative basis, including $6 million in revenue from discontinued operations (see Archeo Transaction Update above for details).

Adjusted OIBA:	$9-$10 million; $9.3-$10.3 million on an adjusted comparative basis including $0.3 million in adjusted OIBA from discontinued operations.

Adjusted EBITDA:

$13-$14 million based on estimated add-backs of approximately $4 million in additional depreciation and amortization to adjusted OIBA;

$13.3-$14.3 million on an adjusted comparative basis including $0.3 million in adjusted EBITDA from discontinued operations.

For Call-Driven adjusted EBITDA[2], Marchex had $4 million in adjusted EBITDA for the six months ended June 30, 2013 and the company expects more than $9 million in adjusted EBITDA for the full year 2013.

[2]

This non-GAAP Call-Driven measure is an alternate approach to Call-Driven profitability measures in that all Marchex indirect overhead costs are assigned to the Call-Driven results versus a portion to Archeo. Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

2013 GAAP income (loss) from operations is expected to be ($3.0) million or better, assuming stock-based compensation between $9-$10.5 million and amortization of intangible assets from acquisitions between $3-$3.5 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets or costs related to the separation of Archeo.

Financial guidance for the Third Quarter ending September 30, 2013:

Revenue:

$37-$38.5 million, with Call-Driven revenue of $34-$35 million;

$38.5-$40 million on an adjusted comparative basis, including $1.5 million in revenue from discontinued operations (see Archeo Transaction Update above for details).

Adjusted OIBA:	$1.5-$2.5 million; $1.6-$2.6 million on an adjusted comparative basis including $0.1 million in adjusted OIBA from discontinued operations.

Adjusted EBITDA:

$2.5-$3.5 million, including estimated add-backs of approximately $1 million in additional depreciation and amortization to adjusted OIBA;

$2.6-$3.6 million on an adjusted comparative basis including $0.1 million in adjusted EBITDA from discontinued operations.

Third quarter GAAP income (loss) from operations is expected to be ($2.5) million or better, assuming stock-based compensation between $2-$3 million and amortization of intangible assets from acquisitions between $0.6-$1 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets. In the short-term, the above estimates for our measures of profitability may be impacted further by the timing of investments and costs related to the separation of Archeo.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Tuesday, August 6, 2013 to discuss its second quarter ended June 30, 2013 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of the Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex, Inc. delivers customer calls to businesses and analyzes those calls so companies can get the most out of their mobile advertising.

Marchex supports its customers through a unique technology platform that has three primary components: (1) Call Analytics, which powers all of Marchex’s advertising solutions, and allows partners to leverage data and insights that accurately measure the performance of mobile, online and offline call advertising; (2) Call Marketplace, which annually connects hundreds of millions of consumer calls to advertisers from a range of mobile and online sources on a Pay For Call basis; and (3) Local Leads, a white-labeled, full service digital advertising solution for national businesses who have a local presence and small business resellers that drives quality phone calls and other leads to small business advertisers.

On November 1, 2012, Marchex announced its intention to pursue separation of its business into two distinct, publicly-traded entities. If the proposed tax-free spin-off transaction is completed, Marchex’s existing shareholders would hold interests in: (1) Marchex, a pure play mobile advertising company focused on calls, and (2) Archeo, a premium domain and advertising marketplace. The spin-off is currently anticipated to be completed not earlier than the fourth quarter of 2013.

Marchex is based in Seattle. To learn more, please visit www.marchex.com.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. In addition, there are certain risks and uncertainties relating to our announced spin-off transaction which contemplates a separation of our mobile and call advertising business and our domain and advertising marketplace business, including, but not limited to, the impact and possible disruption to our operations, the timing and certainty of completing the transaction, the high costs in connection with the spin-off which we would not be able to recoup if the spin-off is not consummated, the expectation that the spin-off will be tax-free, revenue and growth expectations for the two independent companies following the spin-off, unanticipated developments that may delay or negatively impact the spin-off, and the ability of each business to operate as an independent entity upon completion of the spin-off. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 6, 2013 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales, Revenue with Domain Sales excluding Divested Assets, Adjusted OIBA and EBITDA with Domain Sales excluding Divested Assets, Call-Driven Adjusted EBITDA2, and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition and separation related costs as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition and separation related costs, and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and separation related cost, and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations. In conjunction with the anticipated spin-off, Marchex has also presented Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales. Revenue with Domain Sales represents revenue plus sales proceeds from the sale of intangible domain assets and Adjusted OIBA and EBITDA with Domain Sales includes the above descriptions of Adjusted OIBA and EBITDA plus the gain/loss on sales and disposals of intangible assets. Revenue with Domain Sales excluding Divested Assets and Adjusted OIBA and EBITDA with Domain Sales excluding Divested Assets excludes preliminary estimates of revenue and adjusted OIBA and EBITDA contributed by the Divested Assets. It is anticipated if the spin-off is completed, that Archeo will further it’s domain marketplace business initiative to buy and sell domains which differs from Marchex’s historical approach to intangible asset transactions. Accordingly, it is anticipated upon Archeo fully engaging in this business initiative, sales proceeds from intangible domain assets may be presented as revenue prospectively. Financial analysts and investors may use the non-GAAP historical Revenue with Domain Sales, Adjusted

OIBA and EBITDA with Domain Sales and similarly those excluding the Divested Assets to help with comparative financial evaluation to make informed investment decisions. The alternate approach to Call-Driven Adjusted EBITDA2 assigns all Marchex indirect overhead costs to the Call-Driven results.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income (Loss) applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP Net Income (Loss) applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) acquisition and separation related costs, (5) interest and other income (expense), and (6) dividends paid to participating securities, and also excludes the effect of the tax valuation allowance. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Sonia Krishnan

Marchex Public Relations

Telephone: 206.331.3434

Email: skrishnan(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 30,
	2012	2013
Revenue	$34,013	$39,020
Expenses:
Service costs (1), (2)	19,349	23,864
Sales and marketing (1), (2)	4,510	3,031
Product development (1), (2)	5,801	6,998
General and administrative (1), (2)	5,441	5,509
Amortization of intangible assets from acquisitions	1,082	736
Acquisition and separation related costs	—	309

Total operating expenses	36,183	40,447
Gain on sales and disposals of intangible assets, net	3,258	1,329

Income (loss) from operations	1,088	(98)
Interest expense and other, net	(115)	(12)

Income (loss) before provision for income taxes	973	(110)
Income tax expense	577	244

Net income (loss)	396	(354)
Dividends paid to participating securities	(66)	—

Net income (loss) applicable to common stockholders	$330	$(354)

Basic and diluted net income (loss) per share applicable to Class A and Class B common stockholders	$0.01	$(0.01)
Dividends paid per share	$0.02	$—
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	9,570	9,570
Class B	24,341	25,853
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	9,570	9,570
Class B	35,208	35,423

(1) Includes stock-based compensation allocated as follows:
Service costs	$483	$188
Sales and marketing	1,602	203
Product development	329	398
General and administrative	2,402	1,825

Total	$4,816	$2,614

(2) Certain reclassifications have been made to prior period to conform to current period presentation.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Six Months Ended
	June 30,
	2012	2013
Revenue	$69,495	$75,233
Expenses:
Service costs (1),(2)	39,427	45,267
Sales and marketing (1),(2)	8,306	5,856
Product development (1),(2)	11,829	13,856
General and administrative (1),(2)	11,677	10,350
Amortization of intangible assets from acquisitions	2,619	1,791
Acquisition and separation related costs	(132)	654

Total operating expenses	73,726	77,774
Gain on sales and disposals of intangible assets, net	4,721	2,691

Income from operations	490	150
Interest expense and other, net	(312)	(29)

Income before provision for income taxes	178	121
Income tax expense	497	390

Net loss	(319)	(269)
Dividends paid to participating securities	(139)	—

Net loss applicable to common stockholders	$(458)	$(269)

Basic and diluted net loss per share applicable to common stockholders	$(0.01)	$(0.01)
Dividends paid per share	$0.04	$—
Shares used to calculate basic net loss applicable to common stockholders
Class A	9,578	9,570
Class B	24,190	25,720
Shares used to calculate diluted net loss applicable to common stockholders
Class A	9,578	9,570
Class B	33,768	35,290

(1) Includes stock-based compensation allocated as follows:
Service costs	$1,007	$377
Sales and marketing	1,862	264
Product development	665	773
General and administrative	5,190	3,119

Total	$8,724	$4,533

(2) Certain reclassifications have been made to prior period to conform to current period presentation.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2012	2013
Assets
Current assets:
Cash and cash equivalents	$15,930	$18,742
Accounts receivable, net	25,988	34,103
Prepaid expenses and other current assets	2,667	3,513
Refundable taxes	264	168
Deferred tax assets	830	1,116

Total current assets	45,679	57,642
Property and equipment, net	6,005	6,171
Deferred tax assets	27,677	27,391
Intangibles and other assets, net	611	695
Goodwill	65,815	65,815
Intangible assets from acquisitions, net	3,360	1,569

Total Assets	$149,147	$159,283

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,378	$18,858
Accrued expenses and other current liabilities	9,609	8,880
Deferred revenue	2,009	2,034

Total current liabilities	23,996	29,772
Other non-current liabilities	2,216	2,284

Total Liabilities	26,212	32,056
Stockholder’s equity:
Class A common stock	98	98
Class B common stock	284	284
Treasury stock	(13)	(5)
Additional paid-in capital	295,532	300,085
Accumulated deficit	(172,966)	(173,235)

Total Stockholders’ Equity	122,935	127,227

Total Liabilities and Stockholders’ Equity	$149,147	$159,283

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (Loss) from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended
	June 30,
	2012	2013
Income (loss) from operations	$1,088	$(98)
Stock-based compensation	4,816	2,614
Amortization of intangible assets from acquisitions	1,082	736

Operating income before amortization (OIBA)	6,986	3,252
Acquisition and separation related costs	—	309
Gain on sales and disposals of intangible assets, net	(3,258)	(1,329)

Adjusted operating income before amortization (Adjusted OIBA)	$3,728	$2,232

	Six Months Ended
	June 30,
	2012	2013
Income from operations	$490	$150
Stock-based compensation	8,724	4,533
Amortization of intangible assets from acquisitions	2,619	1,791

Operating income before amortization (OIBA)	11,833	6,474
Acquisition and separation related costs	(132)	654
Gain on sales and disposals of intangible assets, net	(4,721)	(2,691)

Adjusted operating income before amortization (Adjusted OIBA)	$6,980	$4,437

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	June 30,
	2012	2013
Net cash provided by operating activities	$7,980	$1,014
Changes in asset and liabilities	(3,997)	1,393
Income tax expense	577	244
Separation related costs	—	309
Interest expense and other, net	21	12
Excess tax benefits related to stock compensation	23	189

Adjusted EBITDA	$4,604	$3,161

Net cash provided by investing activities	$2,032	$449

Net cash provided by (used in) financing activities	$(17,734)	$179

	Six Months Ended
	June 30,
	2012	2013
Net cash provided by operating activities	$11,934	$3,155
Changes in asset and liabilities	(3,695)	1,856
Income tax expense	497	390
Acquisition and separation related costs	—	654
Interest expense and other, net	41	29
Excess tax benefits related to stock compensation	120	196

Adjusted EBITDA	$8,897	$6,280

Net cash provided by (used in) investing activities	$3,226	$961

Net cash used in financing activities	$(19,030)	$(1,304)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 30,
	2012	2013
Adjusted Non-GAAP EPS	$0.06	$0.04

Net income (loss) per Class B share applicable to common stockholders—diluted (GAAP EPS)	$0.01	$(0.01)
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	35,208	35,423
Net income (loss) applicable to common stockholders	$330	$(354)
Stock-based compensation	4,816	2,614
Acquisition and separation related costs	—	309
Amortization of intangible assets from acquisitions	1,082	736
Gain on sales and disposals of intangible assets, net	(3,258)	(1,329)
Interest expense and other, net	115	12
Dividends paid to participating securities	66	—
Tax valuation allowance	—	225
Estimated impact of income taxes	(734)	(761)

Adjusted Non-GAAP net income applicable to common stockholders	$2,417	$1,452

Adjusted Non-GAAP EPS	$0.06	$0.04

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	35,208	35,423
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	—	790
Weighted average common shares related to deferred acquisition payments	5,236	—

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	40,444	36,213

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Six Months Ended
	June 30,
	2012	2013
Adjusted Non-GAAP EPS	$0.11	$0.08

Net loss per Class B share applicable to common stockholders—diluted (GAAP EPS)	$(0.01)	$(0.01)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	33,768	35,290
Net loss applicable to common stockholders	$(458)	$(269)
Stock-based compensation	8,724	4,533
Acquisition and separation related costs	(132)	654
Amortization of intangible assets from acquisitions	2,619	1,791
Gain on sales and disposals of intangible assets, net	(4,721)	(2,691)
Interest expense and other, net	312	29
Dividends paid to participating securities	139	—
Tax valuation allowance	—	651
Estimated impact of income taxes	(1,976)	(1,812)

Adjusted Non-GAAP net income applicable to common stockholders	$4,507	$2,886

Adjusted Non-GAAP EPS	$0.11	$0.08

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	33,768	35,290
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	1,313	593
Weighted average common shares related to deferred acquisition payments	5,236	—

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	40,317	35,883

(1)	For the purpose of computing the number of diluted shares for non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Three months ended					Six months ended
	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2012	6/30/2013
Income (loss) from operations	$1,088	$(492)	$(18,188)	$248	$(98)	$490	$150
Stock-based compensation	4,816	3,715	3,257	1,919	2,614	8,724	4,533
Amortization of intangible assets from acquisitions	1,082	1,055	1,054	1,055	736	2,619	1,791

Operating income before amortization (OIBA)	6,986	4,278	(13,877)	3,222	3,252	11,833	6,474
Acquisition and separation related costs	—	296	589	345	309	(132)	654
Impairment of goodwill	—	—	16,739	—	—	—	—
Gain on sales and disposals of intangible assets, net	(3,258)	(713)	(862)	(1,362)	(1,329)	(4,721)	(2,691)

Adjusted operating income before amortization (Adjusted OIBA)	$3,728	$3,861	$2,589	$2,205	$2,232	$6,980	$4,437

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	Three months ended					Six months ended
	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2012	6/30/2013
Net cash provided by operating activities	$7,980	$3,656	$4,311	$2,141	$1,014	$11,934	$3,155
Changes in asset and liabilities	(3,997)	811	(17,696)	463	1,393	(3,695)	1,856
Income tax expense (benefit)	577	(67)	16,127	146	244	497	390
Separation related costs	—	296	589	345	309	—	654
Interest expense and other, net	21	28	20	17	12	41	29
Excess tax benefits related to stock compensation	23	42	146	7	189	120	196

Adjusted EBITDA	$4,604	$4,766	$3,497	$3,119	$3,161	$8,897	$6,280

Net cash provided by (used in) investing activities	$2,032	$(103)	$197	$512	$449	$(10,392)	961

Net cash provided by (used in) financing activities	$(17,734)	$(1,592)	$(24,112)	$(1,483)	$179	$(6,275)	(1,304)

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary

(in thousands)

(unaudited)

	Three months ended					Six months ended
	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2012	6/30/2013
Marchex—consolidated
Revenue	$34,013	$34,822	$33,989	$36,213	$39,020	$69,495	$75,233
Revenue with Domain Sales	$37,283	$35,535	$34,851	$37,575	$40,350	$74,238	$77,925
Revenue with Domain Sales excluding Archeo Divested Assets[2]	$36,101	$34,405	$33,297	$36,094	$38,909	$71,410	$75,003

Adjusted OIBA	$3,728	$3,861	$2,589	$2,205	$2,232	$6,980	$4,437
Adjusted OIBA with Domain Sales	$6,986	$4,574	$3,451	$3,567	$3,561	$11,701	$7,128
Adjusted OIBA with Domain Sales excluding Archeo Divested Assets[2]	$6,997	$4,586	$3,312	$3,535	$3,508	$11,668	$7,043

Adjusted EBITDA	$4,604	$4,766	$3,497	$3,119	$3,161	$8,897	$6,280
Adjusted EBITDA with Domain Sales	$7,862	$5,479	$4,359	$4,481	$4,490	$13,618	$8,971
Adjusted EBITDA with Domain Sales excluding Archeo Divested Assets[2]	$7,872	$5,490	$4,219	$4,448	$4,436	$13,583	$8,884
Call-Driven and Other[1]
Revenue	$27,497	$29,270	$28,468	$31,107	$33,893	$54,148	$65,000
Adjusted OIBA	$2,214	$2,773	$1,760	$2,211	$2,269	$3,059	$4,480
Adjusted EBITDA	$2,917	$3,538	$2,530	$2,985	$3,061	$4,463	$6,046
Archeo[1]
Revenue	$6,516	$5,552	$5,521	$5,106	$5,127	$15,347	$10,233
Revenue with Domain Sales	$9,786	$6,265	$6,383	$6,468	$6,457	$20,090	$12,925
Revenue with Domain Sales excluding Divested Assets[2]	$8,604	$5,135	$4,829	$4,987	$5,016	$17,262	$10,003

Adjusted OIBA	$1,514	$1,088	$829	$(6)	$(37)	$3,921	$(43)
Adjusted OIBA with Domain Sales	$4,772	$1,801	$1,692	$1,356	$1,292	$8,642	$2,648
Adjusted OIBA with Domain Sales excluding Divested Assets[2]	$4,783	$1,813	$1,553	$1,324	$1,239	$8,609	$2,563

Adjusted EBITDA	$1,687	$1,228	$967	$134	$100	$4,434	$234
Adjusted EBITDA with Domain Sales	$4,945	$1,941	$1,829	$1,496	$1,429	$9,155	$2,925
Adjusted EBITDA with Domain Sales excluding Archeo Divested Assets[2]	$4,955	$1,952	$1,690	$1,463	$1,375	$9,120	$2,838

1	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. The unaudited Call-Driven and Archeo financial results include certain expenses of Marchex which were allocated for certain functions, including general corporate expenses related to finance, legal, information technology, human resources, shared services, insurance, employee benefits and incentives and stock-based compensation. However, these allocations may not be indicative of the actual expenses that would have incurred as two separate stand-alone entities or of the costs expected to be incurred in the future. As such, the financial results included herein may not necessarily reflect the results of operations or cash flows in the future or what the results of operations or cash flows would have been had Archeo been an independent company during the periods presented.
2	In July 2013, Marchex divested certain pay-per-click assets related to Archeo. The financial results for the Divested Assets are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented.

MARCHEX, INC. AND SUBSIDIARIES

Archeo Financial Summary

(in thousands)

(unaudited)

	Three months ended					Six months ended
	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2012	6/30/2013
Archeo including Divested Assets[1,2]
Revenue	$6,516	$5,552	$5,521	$5,106	$5,127	$15,347	$10,233
Revenue with Domain Sales	$9,786	$6,265	$6,383	$6,468	$6,457	$20,090	$12,925

Adjusted OIBA	$1,514	$1,088	$829	$(6)	$(37)	$3,921	$(43)
Adjusted OIBA with Domain Sales	$4,772	$1,801	$1,692	$1,356	$1,292	$8,642	$2,648

Adjusted EBITDA	$1,687	$1,228	$967	$134	$100	$4,434	$234
Adjusted EBITDA with Domain Sales	$4,945	$1,941	$1,829	$1,496	$1,429	$9,155	$2,925
Divested Assets[2]
Revenue	$1,182	$1,130	$1,554	$1,481	$1,441	$2,828	$2,922
Adjusted OIBA	$(11)	$(12)	$139	$32	$53	$33	$85
Adjusted EBITDA	$(10)	$(11)	$140	$33	$54	$35	$87
Archeo excluding Divested Assets[2]
Revenue	$5,334	$4,422	$3,967	$3,625	$3,686	$12,519	$7,311
Revenue with Domain Sales	$8,604	$5,135	$4,829	$4,987	$5,016	$17,262	$10,003

Adjusted OIBA	$1,525	$1,100	$690	$(38)	$(90)	$3,888	$(128)
Adjusted OIBA with Domain Sales	$4,783	$1,813	$1,553	$1,324	$1,239	$8,609	$2,563

Adjusted EBITDA	$1,697	$1,239	$827	$101	$46	$4,399	$147
Adjusted EBITDA with Domain Sales	$4,955	$1,952	$1,690	$1,463	$1,375	$9,120	$2,838

1	The financial results for Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. The unaudited Archeo financial results include certain expenses of Marchex which were allocated for certain functions, including general corporate expenses related to finance, legal, information technology, human resources, shared services, insurance, employee benefits and incentives and stock-based compensation. However, these allocations may not be indicative of the actual expenses that would have incurred as two separate stand-alone entities or of the costs expected to be incurred in the future. As such, the financial results included herein may not necessarily reflect the results of operations or cash flows in the future or what the results of operations or cash flows would have been had Archeo been an independent company during the periods presented.
2	In July 2013, Marchex divested certain pay-per-click assets related to Archeo. The financial results for the Divested Assets are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented.

MARCHEX, INC. AND SUBSIDIARIES

Archeo Direct Contribution

(in thousands)

(unaudited)

	Three months ended					Six months ended
	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2012	6/30/2013
Call Driven and Other[1]
Adjusted OIBA	$2,214	$2,773	$1,759	$2,211	$2,269	$3,059	$4,480
Adjusted EBITDA	$2,917	$3,538	$2,529	$2,985	$3,061	$4,463	$6,046

Effect of Reallocated Costs:
Reallocated Costs[3]	$(658)	$(583)	$(608)	$(844)	$(761)	$(1,364)	$(1,605)

Adjusted OIBA after Reallocated Costs	$1,557	$2,189	$1,152	$1,367	$1,508	$1,695	$2,875
Adjusted EBITDA after Reallocated Costs	$2,259	$2,955	$1,922	$2,141	$2,300	$3,099	$4,441
Archeo[1]
Adjusted OIBA	$1,514	$1,088	$829	$(6)	$(37)	$3,920	$(43)
Adjusted OIBA with Domain Sales	$4,772	$1,801	$1,692	$1,356	$1,292	$8,642	$2,648
Adjusted OIBA with Domain Sales excluding Divested Assets[2]	$4,783	$1,813	$1,553	$1,324	$1,239	$8,609	$2,563

Adjusted EBITDA	$1,687	$1,228	$967	$134	$100	$4,433	$234
Adjusted EBITDA with Domain Sales	$4,945	$1,941	$1,829	$1,496	$1,430	$9,155	$2,926
Adjusted EBITDA with Domain Sales excluding Divested Assets[2]	$4,955	$1,952	$1,690	$1,463	$1,375	$9,120	$2,838

Effect of Reallocated Costs:
Reallocated Costs[3]	$658	$583	$608	$844	$761	$1,364	$1,605

Adjusted OIBA after Reallocated Costs—Archeo Direct Contribution	$2,172	$1,672	$1,437	$838	$724	$5,285	$1,562
Adjusted OIBA with Domain Sales after Reallocated Costs—Archeo Direct Contribution	$5,429	$2,384	$2,299	$2,200	$2,053	$10,006	$4,253
Adjusted OIBA with Domain Sales excluding Divested Assets[2] after Reallocated Costs—Archeo Direct Contribution	$5,440	$2,396	$2,160	$2,168	$2,000	$9,973	$4,168

Adjusted EBITDA after Reallocated Costs—Archeo Direct Contribution	$2,345	$1,811	$1,575	$978	$861	$5,798	$1,839
Adjusted EBITDA with Domain Sales after Reallocated Costs—Archeo Direct Contribution	$5,603	$2,524	$2,437	$2,340	$2,191	$10,519	$4,531
Adjusted EBITDA with Domain Sales excluding Divested Assets[2] after Reallocated Costs—Archeo Direct Contribution	$5,613	$2,535	$2,297	$2,307	$2,136	$10,484	$4,443

1	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. The unaudited Call-Driven and Archeo financial results include certain expenses of Marchex which were allocated for certain functions, including general corporate expenses related to finance, legal, information technology, human resources, shared services, insurance, employee benefits and incentives and stock-based compensation. However, these allocations may not be indicative of the actual expenses that would have incurred as two separate stand-alone entities or of the costs expected to be incurred in the future. As such, the financial results included herein may not necessarily reflect the results of operations or cash flows in the future or what the results of operations or cash flows would have been had Archeo been an independent company during the periods presented.
2	In July 2013, Marchex divested certain pay-per-click assets related to Archeo. The financial results for the Divested Assets are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented.
3	Estimate of general corporate expenses (as defined in Note 1) reallocated to Call-Driven and Other from Archeo to estimate Archeo direct contribution.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation to Reported Financial and Non-GAAP Information

(in thousands)

(unaudited)

	Three months ended					Six months ended
	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2012	6/30/2013
Revenue
Consolidated—as reported	$34,013	$34,822	$33,989	$36,213	$39,020	$69,495	$75,233
Add: Domain Sales	3,270	713	862	1,362	1,330	4,743	2,692

Consolidated with Domain Sales[1]	37,283	35,535	34,851	37,575	40,350	74,238	77,925
Less: Archeo Divested Assets[4]	1,182	1,130	1,554	1,481	1,441	2,828	2,922

Consolidated with Domain Sales excluding Archeo Divested Assets[4]	36,101	34,405	33,297	36,094	38,909	71,410	75,003
Less: Archeo with Domain Sales excluding Divested Assets[4]	8,604	5,135	4,829	4,987	5,016	17,262	10,003
Other	175	174	181	171	162	356	333

Call-Driven[3]	$27,322	$29,096	$28,287	$30,936	$33,731	$53,792	$64,667

Adjusted operating income
Consolidated—as reported	$3,728	$3,861	$2,589	$2,205	$2,232	$6,980	$4,437
Add: Gain on Domain Sales	3,258	713	862	1,362	1,329	4,721	2,691

Consolidated with Domain Sales[2]	6,986	4,574	3,451	3,567	3,561	11,701	7,128
Less: Archeo Divested Assets[4]	(11)	(12)	139	32	53	33	85

Consolidated with Domain Sales excluding certain Archeo Divested Assets[4]	6,997	4,586	3,312	3,535	3,508	11,668	7,043
Less: Archeo with Domain Sales excluding Divested Assets[4]	4,783	1,813	1,553	1,324	1,239	8,609	2,563
Other	116	105	105	106	86	187	192

Call-Driven[3]	$2,098	$2,668	$1,654	$2,105	$2,183	$2,872	$4,288

Adjusted EBITDA
Consolidated—as reported	$4,604	$4,766	$3,497	$3,119	$3,161	$8,897	$6,280
Add: Gain on Domain Sales	3,258	713	862	1,362	1,329	4,721	2,691

Consolidated with Domain Sales[2]	7,862	5,479	4,359	4,481	4,490	13,618	8,971
Less: Archeo Divested Assets[4]	(10)	(11)	140	33	54	35	87

Consolidated with Domain Sales excluding certain Archeo Divested Assets[4]	7,872	5,490	4,219	4,448	4,436	13,583	8,884
Less: Archeo with Domain Sales excluding Divested Assets[4]	4,955	1,952	1,690	1,463	1,375	9,120	2,838
Other	116	105	105	106	86	187	192

Call-Driven[3]	$2,801	$3,433	$2,424	$2,879	$2,975	$4,276	$5,854

1	Consolidated revenue with Domain Sales is a non-GAAP measure of financial results and includes sales proceeds from sales of intangible domain assets.
2	Adjusted operating income (loss), adjusted EBITDA and each with Domain Sales, are non-GAAP measures of operating results and liquidity. Adjusted OIBA and EBITDA with Domain Sales include net gains from the sales of intangible assets.
3	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. The unaudited Call-Driven and Archeo financial results include certain expenses of Marchex which were allocated for certain functions, including general corporate expenses related to finance, legal, information technology, human resources, shared services, insurance, employee benefits and incentives and stock-based compensation. However, these allocations may not be indicative of the actual expenses that would have incurred as two separate stand-alone entities or of the costs expected to be incurred in the future. As such, the financial results included herein may not necessarily reflect the results of operations or cash flows in the future or what the results of operations or cash flows would have been had Archeo been an independent company during the periods presented.
4	In July 2013, Marchex divested certain pay-per-click assets related to Archeo. The financial results for the Divested Assets are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented.